                                                                      Exhibit 23




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


       As independent public accountants, we hereby consent to the incorporation of our report dated January 25, 2000 included in this Form 10-K, into the Company's previously filed Registration Statements, File Numbers 33-52242, 333-09547, 333-33727, 333-39889 and 333-87563.




                                       /s/ ARTHUR ANDERSEN LLP
                                          ARTHUR ANDERSEN LLP



Seattle, Washington
February 25, 2000